Dean Heller
Secretary of State
202 North Carson Street
Carson City, Nevada 89701

775-684-5708

              Certificate of amendment to articles of incorporation
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                         For Nevada Profit corporations
                         ------------------------------
           (pursuant to NRS.78.385 and 78.399 after issuance of stock
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Name of corporation: Invicta Group Inc C-15312 - 2000

The articles have been amended as follows:

Article 3 Number of shares issued:

90,000,000 common shares and 10,000,000 preferred shares

Total 100,000,000 shares

/s/ Richard David Scott
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Filed # C-15312-00
Dec 23 2002





Dean Heller
Secretary of State
101 North Carson Street
Suite 3
Carson City, Nevada 89701

                            Certificate of Amendment
                            ------------------------
                         Filed July31st 2002 #C15312-00
                         ------------------------------

1. Name of Corporation:   Invicta Group Inc

2. The articles have been amended as Follows:   number of shares 50,000,000

                                                Par value $.001



3.  The undersigned declare that they
Constitute at least two Thirds of the Incorporators:     check agreement

4. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.


5. Signatures:     /s/ Richard David Scott.
                   ------------------------



Dean Heller
Secretary of State
101 North Carson Street
Suite 3
Carson City, Nevada 89701

                            Certificate of Amendment
                            ------------------------
                       Filed September 11th 2001 #C15312-00
                       -----------------------------------

1. Name of Corporation:    Invicta Group Inc

2. The articles have been amended as Follows:   number of shares
                                                1, 000,000

                                                Par value $.001



3.  The undersigned declare that they
Consitute at least two Thirds of the Incorporators:     check agreement

4. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.


5. Signatures:     /s/ Richard David Scott.
                   -----------------------